Meaningful Progress in Year One: ITW’s Enterprise Strategy at Work Fourth Quarter 2013 Conference Call Scott Santi, President & CEO Michael Larsen, Senior Vice President & CFO John Brooklier, Vice President Investor Relations January 28, 2014

Meaningful Progress in Year One: ITW’s Enterprise Strategy at Work 2 Forward-Looking Statements Safe Harbor Statement This conference call contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, without limitation, statements regarding the expected impact and timing of strategic initiatives and related benefits, future financial performance, operating performance, growth in free operating cash flow, organic and total revenue growth, operating margin growth, growth in diluted income per share from continuing operations, restructuring expenses and related benefits, tax rates, exchange rates, timing and amount of share repurchases, end market economic conditions, and the Company’s related 2014 guidance. These statements are subject to certain risks, uncertainties, and other factors which could cause actual results to differ materially from those anticipated. Important risks that could cause actual results to differ materially from the Company’s expectations include those that are detailed in ITW’s Form 10-K for 2012 and Form 10-Q for the third quarter of 2013. Non-GAAP Measures Comparisons to the Company’s 2012 financial results exclude the impacts of the divested Decorative Surfaces segment. The Company uses certain non-GAAP measures in discussing the Company’s performance. The reconciliation of those measures to the most comparable GAAP measures is contained throughout this presentation and is also available at our website www.itw.com under “Investor Relations”.

Meaningful Progress in Year One: ITW’s Enterprise Strategy at Work 3 Conference Call Playback ● Replay number: 800-570-8799; no pass code necessary ● Telephone replay available through midnight of February 11, 2014 ● Webcast / PowerPoint replay available at www.itw.com

Meaningful Progress in Year One: ITW’s Enterprise Strategy at Work 4 Q4 2013 Summary * Excludes 2012 impact of Decorative Surfaces business. See the Appendix for the reconciliation from GAAP to non-GAAP measurements. • Revenue of $3.55B, up 4.8%* … modestly improving environment - 2.8% organic growth • Operating Margins of 17.7%, up 260 bps* … continued execution with discipline and focus - Enterprise initiatives contribute 110 bps • Earnings per share of $0.92, up 43%* - Positive momentum for 2014 • Free Operating Cash Flow at 147% of Net Income; 129% for Full Year • Disciplined capital allocation - Returned $2.9B to shareholders for full year

Meaningful Progress in Year One: ITW’s Enterprise Strategy at Work 5 $ in Millions, except per share amounts Q4 2013 Q4 2012 F/(U) GAAP Operating Revenues 3,554$ 3,484$ 2.0% Operating Income 628$ 524$ 19.8% % of Revenues 17.7% 15.0% 270 bps Diluted EPS from Continuing Operations 0.92$ 1.99$ (53.8%) Free Operating Cash Flow * 597$ 497$ 20.6% Non-GAAP * Operating Revenues 3,554$ 3,391$ 4.8% Operating Income 628$ 512$ 22.7% % of Revenues 17.7% 15.1% 260 bps Diluted EPS from Continuing Operations 0.92$ 0.65$ 42.9% * See the Appendix for the reconciliation from GAAP to non-GAAP measurements. Q4 2013 Financial Summary • Revenues increased 4.8% … 2.8% organic, 2.0% from acquisitions • International organic revenues +3.3%, North America +2.6% •Operating margins improved 260 bps •Q4 EPS $0.92, up 43%

Meaningful Progress in Year One: ITW’s Enterprise Strategy at Work 6 Total Revenue Operating Income Operating Margin Organic Business Operating Leverage 2.8% 7.7% 70 bps Changes in Variable Margin & Overhead Costs - 15.4% 230 bps Total Organic 2.8% 23.1% 300 bps Acquisitions 2.0% 0.7% (20 bps) Restructuring - (1.1%) (20 bps) Adjusted Total 4.8% 22.7% 260 bps Decorative Surfaces (2.8%) (2.9%) 10 bps Total 2.0% 19.8% 270 bps F/(U) to Prior Year •Operating margins up 260 bps - Enterprise initiatives +110 bps - Operating leverage +70 bps - Price/cost +40 bps • Margin expansion in all segments - Construction +310 bps - Food Equipment +250 bps - T&M/Electronics +250 bps - Automotive +160 bps Q4 2013 Operating Margins

Meaningful Progress in Year One: ITW’s Enterprise Strategy at Work 7 * See the Appendix for the reconciliation from GAAP to non-GAAP measurements. $ in Millions, except per share amounts Full Year 2013 Full Year 2012 F/(U) GAAP Operating Revenues 14,135$ 14,791$ (4.4%) Operating Income 2,514$ 2,475$ 1.6% % of Revenues 17.8% 16.7% 110 bps Diluted EPS from Continuing Operations 3.63$ 4.72$ (23.1%) Free Operating Cash Flow * 2,160$ 1,690$ 27.9% Non-GAAP * Operating Revenues 14,135$ 13,870$ 1.9% Operating Income 2,514$ 2,332$ 7.8% % of Revenues 17.8% 16.8% 100 bps Diluted EPS from Continuing Operations 3.63$ 3.21$ 13.1% 2013 Financial Summary • Revenues increased 1.9% - +0.2% organic • International organic revenu s +1.2%, North America (0.5)% •Operating margins +100 bps - Enterprise initiatives +80 bps - Price/cost +40 bps • FY EPS $3.63, up 13% • Free Cash Flow $2.2B - 129% of Net Income

Meaningful Progress in Year One: ITW’s Enterprise Strategy at Work 8 * See the Appendix for the reconciliation from GAAP to non-GAAP measurements. ** Excludes Decorative Surfaces and discontinued operations. *** Excludes Decorative Surfaces and Industrial Packaging. See the Appendix for the reconciliation from GAAP to non-GAAP measurements. $1,242 $1,247 1.8 1.7 Q4 2012 Q4 2013 Inventory & MOH ** Inventory MOH $11,382 $10,959 14.5% 16.3% 2012 2013 FY Avg. Invested Capital & ROIC *** Avg. Invested Capital Adjusted ROIC 2013 Cash Flow % to Net Income 129% $2,309 $2,365 61.3 59.9 Q4 2012 Q4 2013 Net Trade Receivables & DSO ** Trade Receivables DSO Q4 2012 Q4 2013 2012 2013 Net cash provided by operating activities 605$ 708$ 2,072$ 2,528$ Additions to plant and equipment (108) (111) (382) (368) Free Operating Cash Flow * 497$ 597$ 1,690$ 2,160$ Full Year $ in Millions Quarter 147%

Meaningful Progress in Year One: ITW’s Enterprise Strategy at Work 9 * Includes January 2013 $174M dividend payment accelerated to December 2012. ** See the Appendix for the reconciliation from GAAP to non-GAAP measurements. Organic Investments Dividends External Investments Capital Allocation Priorities 1.7 1.7 1.7 1.8 2.1 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Total Debt to Adjusted EBITDA**2013 Capital Allocation Acquisitions Share Repurchases • Organic investments fully funded • ~$700M dividends* in 2013 • $2.2B share repurchases / ~30M shares - Repurchased $1.1B / 14M shares in Q4’13 - Expect to repurchase ~35M shares in ’14 • Additional leverage at attractive rates to accelerate share repurchase program 32% 33% 33% 33% 40% Q4 2012 Q1 2013 Q2 2013 Q3 013 Q4 2013 Total Debt to Capital

Q4 2013 Revenue Growth by Region



Organic Revenue Growth
Worldwide
International
3%
3%
3%
2%
4%
15%
Total Company
North America
International
EMEA
Asia Pacific
South America



Total Revenue Growth
Worldwide
International
5%
3%
7%
6%
8%
19%
Total Company
North America
International
EMEA
Asia Pacific
South America

Organic Growth Rates

- Total Company +3%
- North America +3%
- EMEA +2%
- Asia Pacific +4%
  - China +10%
  - Australia/New Zealand +6%

Note: Excludes 2012 impact of Decorative Surfaces revenue and impact of currency.

Meaningful Progress in Year One: ITW's Enterprise Strategy at Work 10

Meaningful Progress in Year One: ITW’s Enterprise Strategy at Work 11 * Core margin excludes intangible amortization, impairment, and other non-cash acquisition accounting items. See the Appendix for the reconciliation from GAAP to non-GAAP measurements. Q4 2013 Segment Results $ in Millions Total Revenue Operating Income Operating Margin Core Margin * Total Revenue Organic Revenue Operating Margin Test & Measurement and Electronics 559$ 88$ 15.7% 19.5% 1.2% 1.1% 250 bps Automotive OEM 604 123 20.4% 20.5% 12.4% 11.2% 160 bps Polymers & Fluids 472 76 16.0% 20.2% (2.4%) (1.2%) 20 bps Food Equipment 547 107 19.5% 20.5% 9.7% 4.2% 250 bps Welding 447 103 23.1% 23.7% 1.7% 0.0% 10 bps Construction Products 422 58 13.8% 14.6% (0.1%) 1.9% 310 bps Specialty Products 510 91 17.9% 20.0% 9.1% 1.2% 50 bps Intersegment (7) Total Segments 3,554$ 646$ 18.2% 20.0% 4.8% 2.8% 160 bps Decorative Surfaces (100.0%) (100.0%) - Unallocated - (18) Total Company 3,554$ 628$ 17.7% 19.5% 2.0% 2.8% 270 bps Q4 2013 F/(U) vs. prior year

Q4 2013 Segment Commentary

Organic Revenue Y/O/Y % Changes / Key Business Trends	
Test & Measurement and Electronics	~ WW: +1% ~ Test & Measurement WW: +9%, as equipment orders improve ~ Total Electronics: (8%), as comps ease in Q4
Automotive OEM	~ WW: +11% - NA: +13% - International: +10% - Europe: +10% - Asia Pacific: +15%, due to robust China auto builds ~ Auto builds: WW: +6%, NA: +6%, Europe: +3%, China: +18%
Polymers & Fluids	~ WW: (1%), due to PLS and exit of low margin businesses ~ WW Auto Aftermarket: flat ~ WW Polymers & Hygiene: (3%) ~ WW Fluids: (2%)
Food Equipment	~ WW: +4%, due to strength in North America ~ Food Equipment NA: +7% - Equipment: +7%; Service: +6% ~ Food Equipment International: +2% - Equipment: +2% - Service: +0.4%
Welding	~ WW: flat ~ NA: (2%): weak heavy equipment activity ~ International: +4%, due to strength in Europe and the insulation business
Construction Products	~ WW: +2% ~ Construction NA: +5%, U.S. residential +12% ~ Construction International: +1%, Asia Pacific: +4%, Europe: (3%)
Specialty Products	~ WW: +1% ~ Consumer Packaging: +5%, Hi-Cone and warehouse automation drive growth ~ Appliance WW: (4%)

Note: WW = Worldwide; NA = North America; PLS = Product Line Simplification

Meaningful Progress in Year One: ITW's Enterprise Strategy at Work 12

Meaningful Progress in Year One: ITW’s Enterprise Strategy at Work 13 Q1 Full Year Total Revenue 3% - 6% 2% - 4% Organic Revenue Growth 2% - 3% Diluted EPS from Continuing Ops $0.93 - $1.01 $4.30 - $4.50 % F/(U) 6% - 15% 18% - 24% Operating Margins ~19% Tax Rate ~30% Restructuring $20M - $30M ~$100M Share Repurchases ~35M shares Guidance 2014 EPS guidance consistent with December 6 outlook Q1 / FY 2014 Guidance

Meaningful Progress in Year One: ITW’s Enterprise Strategy at Work Q&A

Meaningful Progress in Year One: ITW’s Enterprise Strategy at Work Appendix

Meaningful Progress in Year One: ITW’s Enterprise Strategy at Work 16 Appendix GAAP to Non-GAAP Reconciliations $ in Millions, except per share amounts Total Revenue Operating Income Operating Margin Diluted EPS Total Revenue Operating Income Operating Margin Diluted EPS Actual Results (GAAP) $3,554 $628 17.7% $0.92 $3,484 $524 15.0% $1.99 Decorative Surfaces net gain - - - - - - - 1.37 Decorative Surfaces equity interest (2012) - - - - - - - (0.04) Decorative Surfaces operating results - - - - 93 12 12.9% 0.01 Adjusted Results (Non-GAAP) $3,554 $628 17.7% $0.92 $3,391 $512 15.1% $0.65 Q4 2013 Growth vs. 2012 (Non-GAAP) 4.8% 22.7% 260 bps 42.9% Q4 2013 Q4 2012 $ in Millions, except per share amounts Total Revenue Operating Income Operating Margin Diluted EPS Total Revenue Operating Income Operating Margin Diluted EPS ctual Results (GAAP) $14,135 $2,514 17.8% $3.63 $14,7 1 $2,475 6.7 $4.72 Decorativ Surfaces et gain - - - - - - - 1 34 Decorative Surfaces equity interest (2012) - - - - - - - (0.04) Decorative Surfaces operating results - - - - 921 143 15.5% 0.21 Adjusted Results (Non-GAAP) $14,135 $2,514 17.8% $3.63 $13,870 $2,332 16.8% $3.21 FY 2013 Growth vs. 2012 (Non-GAAP) 1.9% 7.8% 100 bps 13.1% Full Year 2013 Full Year 2012

Meaningful Progress in Year One: ITW’s Enterprise Strategy at Work 17 The Company uses adjusted return on average invested capital (“adjusted ROIC”) to measure the effectiveness of its operations' use of invested capital to generate profits. Operating income excludes the operating income of the former Decorative Surfaces segment. Invested capital represents the net assets of the Company, excluding cash and equivalents and outstanding debt, which are excluded as they do not represent capital investment in the Company's operations, as well as the Company’s net investment in the former Decorative Surfaces and Industrial Packaging segments and the equity investment in the Wilsonart business. Average invested capital is calculated using balances at the start of the period and at the end of each quarter. Appendix Adjusted Return on Average Invested Capital $ in Millions 2012 2013 Operating income, as reported 2,475$ 2,514$ Adjustment for Decorative Surfaces (143) - Operating income 2,332 2,514 Taxes (681) (724) Tax Rate 29.2% 28.8% Operating income after taxes 1,651$ 1,790$ Invested capital at end of period: Trade receivables 2,742$ 2,365$ Inventories 1,585 1,247 Net plant and equipment 1,994 1,709 Goodwill and intangible assets 7,788 6,885 Accounts payable and accrued expenses (2,068) (1,906) Net assets held for sale - 1,519 O her, n t 798 616 Inv ste c pital 12,839$ 12,435$ Average invested capital 13,160$ 12,605$ Adjustment for Decorative Surfaces (274) (169) Adjustment for Industrial Packaging (1,504) (1,477) Adjusted average invested capital 11,382$ 10,959$ Adjusted Return on average invested capital 14.5% 16.3% Full Year

Meaningful Progress in Year One: ITW’s Enterprise Strategy at Work 18 The Company uses free operating cash flow to measure cash flow generated by operations that is available for dividends, acquisitions, share repurchases and debt repayment. Free operating cash flow represents net cash provided by operating activities less additions to plant and equipment. For further information on free operating cash flow, see the Company’s annual report on Form 10-K for 2012. Appendix Free Operating Cash Flow Q4 2012 Q4 2013 2012 2013 Net cash provided by operating activities 605$ 708$ 2,072$ 2,528$ Additions to plant and equipment (108) (111) (382) (368) Free Operating Cash Flow 497$ 597$ 1,690$ 2,160$ Full Year $ in Millions Quarter

Appendix
Total Debt to Adjusted EBITDA

The Company uses the ratio of total debt to adjusted EBITDA to measure its ability to repay its outstanding debt obligations. The ratio of total debt to adjusted EBITDA represents total debt divided by income from continuing operations before interest expense, gain on sale of interest in Decorative Surfaces, other income (expense), income taxes, depreciation, and amortization and impairment of goodwill and other intangible assets on a trailing twelve month (TTM) basis.

For further information on total debt to adjusted EBITDA, see the Company's annual report on Form 10-K for 2012.

$ in Millions	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013
Short-term debt	$ 459	$ 456	$ 1,301	$ 1,328	$ 3,551
Long-term debt	4,589	4,556	3,771	3,808	2,793
Total debt	$ 5,048	$ 5,012	$ 5,072	$ 5,136	$ 6,344
Income from continuing operations (TTM)	$ 2,233	$ 2,224	$ 2,183	$ 2,144	$ 1,630
Add:					
Interest expense	213	223	232	240	239
Gain on sale of interest in Decorative Surfaces	(933)	(933)	(933)	(933)	-
Other income (expense)	(11)	(49)	(38)	(47)	(72)
Income taxes	973	973	955	1,006	717
Depreciation	277	275	273	270	270
Amortization and impairment of goodwill and other intangible assets	254	253	248	250	252
Adjusted EBITDA (TTM)	$ 3,006	$ 2,966	$ 2,920	$ 2,930	$ 3,036
Total Debt to Adjusted EBITDA	**1.7**	**1.7**	**1.7**	**1.8**	**2.1**

Meaningful Progress in Year One: ITW's Enterprise Strategy at Work

19

Meaningful Progress in Year One: ITW’s Enterprise Strategy at Work 20 Appendix Segment Results Q4 2013 vs. 2012 Total Revenue Test & Measurement & Electronics Automotive OEM Polymers & Fluids Food Equipment Welding Construction Specialty Products Total Organic 1.1% 11.2% (1.2%) 4.2% - 1.9% 1.2% Acquisitions 0.2% - - 4.6% 2.1% - 7.1% Divestitures (0.1%) - - - - - - Translation - 1.2% (1.2%) 0.9% (0.4%) (2.0%) 0.8% Total Revenue 1.2% 12.4% (2.4%) 9.7% 1.7% (0.1%) 9.1% Operating Margin Test & Measurement & Electronics Automotive OEM Polymers & Fluids Food Equipment Welding Construction Specialty Products Organic Business Operating Leverage 40 bps 170 bps (30 bps) 100 bps - 60 bps 30 bps Changes in Variable Margin & Overhead Costs 140 bps 70 bps 70 bps 160 bps 80 bps 290 bps 140 bps Total Organic 180 bps 240 bps 40 bps 260 bps 80 bps 350 bps 170 bps Acquisitions - - - (60 bps) (50 bps) - (80 bps) Divestitures 10 bps - - - - - - Restructuring 60 bps (90 bps) (20 bps) 40 bps (30 bps) (10 bps) (50 bps) Translation - 10 bps - 10 bps 10 bps (30 bps) 10 bps Total Operating Margin 250 bps 160 bps 20 bps 250 bps 10 bps 310 bps 50 bps

Meaningful Progress in Year One: ITW’s Enterprise Strategy at Work 21 * Core margin excludes intangible amortization, impairment, and other non-cash acquisition accounting items. See slide 22 for the reconciliation from GAAP to non-GAAP measurements. Appendix Full Year 2013 Segment Results $ in Millions Total Revenue Operating Income Operating Margin Core Margin * Total Revenue Organic Revenue Operating Margin Test & Measurement and Electronics 2,176$ 321$ 14.8% 18.8% (5.3%) (6.0%) (10 bps) Automotive OEM 2,396 490 20.5% 20.6% 10.4% 9.5% 110 bps Polymers & Fluids 1,993 335 16.8% 20.8% (3.4%) (2.9%) 100 bps Food Equipment 2,047 385 18.8% 19.7% 5.5% 1.9% 170 bps Welding 1,837 464 25.3% 25.9% (0.4%) (2.3%) (10 bps) Construction Products 1,717 238 13.9% 14.7% (0.5%) 0.5% 230 bps Specialty Products 2,007 408 20.3% 22.3% 7.3% 1.3% 80 bps Intersegment (38) Total Segments 14,135$ 2,641$ 18.7% 20.4% 1.9% 0.2% 100 bps Decorative Surfaces (100.0%) (100.0%) - Unallocated - (127) Total Company 14,135$ 2,514$ 17.8% 19.6% (4.4%) 0.2% 110 bps Full Year 2013 F/(U) vs. prior year

Meaningful Progress in Year One: ITW’s Enterprise Strategy at Work 22 Appendix Operating Margin % Reconciliation Full Year 2013 Test & Measurement & Electronics Automotive OEM Polymers & Fluids Food Equipment Welding Construction Specialty Products Operating Margin % 14.8% 20.5% 16.8% 18.8% 25.3% 13.9% 20.3% Amortization of intangible assets, impairment & other non-cash acquisition accounting items 4.0% 0.1% 4.0% 0.9% 0.6% 0.8% 2.0% Core Margin % 18.8% 20.6% 20.8% 19.7% 25.9% 14.7% 22.3% Q4 2013 Test & Measurement & Electronics Automotive OEM Polymers & Fluids Food Equipment Welding Construction Specialty Products Operating Margin % 15.7% 20.4% 16.0% 19.5% 23.1% 13.8% 17.9% mortization of intangible assets, impairment & other non-cash acquisition accou ting items 3.8% 0.1% 4.2% 1.0% 0.6% 0.8% 2.1% Core M rgin % 19.5% 20.5% 20.2% 20.5% 23.7% 14.6% 20.0%